Exhibit 10.11

STOCK SUBSCRIPTION AGREEMENT

ONCOCYTE CORPORATION

READ THIS AGREEMENT CAREFULLY BEFORE YOU INVEST

The shares of common stock, no par value (“Shares”) have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered for sale, sold, transferred, pledged or hypothecated to any person in the absence of an effective registration statement covering such Shares (or an exemption from such registration) and an opinion of counsel satisfactory to OncoCyte Corporation to the effect that such transfer or exercise complies with applicable securities laws.

SUBSCRIPTION AGREEMENT

This Agreement is entered into by George Karfunkel (“Subscriber”) and OncoCyte Corporation, a California corporation (the “Company).

1.             Subscription Offer.

(a)            Primary Subscription. The Company is offering to each registered holder (each a “Shareholder”) of shares of Company common stock, no par value (“Shares”), other than BioTime, Inc. the opportunity to subscribe to and purchase their respective pro rata percentage (“Allocation”) of a total of 3,000,000 Shares (the “Primary Subscription Shares”) at a price of $1.10 per Share (the “Subscription Price”).  A Shareholder’s Allocation shall be the total number of Primary Subscription Shares multiplied by the percentage determined by dividing (A) the total number of Shares owned of record by the Shareholder immediately before the Subscription Offer, by (B) the total number of Shares owned by all Shareholders other than BioTime in the aggregate immediately before the Subscription Offer.

Subscriber	Pro Rata Percentage	Shares in Allocation
George Karfunkel	33.3333333333333%	1,000,000

(b)            BioTime Subscription.  The Company will also offer to BioTime the opportunity to subscribe to and purchase 6,000,000 Shares (the “BioTime Allocation”) at the Subscription Price. As of April 15, 2015, the total indebtedness of the Company to BioTime exceeded $6,600,000. BioTime may purchase 3,000,000 Shares of the BioTime Allocation pursuant to the Subscription Offer by cancelling $3,300,000 of the indebtedness of the Company, and, in addition, the Company may deliver to BioTime a convertible promissory note with respect to an additional $3,300,000 of indebtedness (the “Note”).  The Note will bear interest at the rate of 1% per annum, will contain customary default provisions, and will be convertible by BioTime into 3,000,000 Shares at the Subscription Price, subject to customary anti-dilution adjustments, on the Maturity Date. The Maturity Date will be the earlier of the date 18 months from the Expiration Date (defined below or any extension thereof) or the date six months after the date on which the Company completes a firm commitment underwritten initial public offering of Shares registered under the Securities Act of 1933, as amended.  If the Shareholders other than BioTime do not, in the aggregate, purchase 3,000,000 Shares in the Subscription Offer on or before the Expiration Date, BioTime may, in lieu of accepting the Note, convert into Shares at the Subscription Price the $3,300,000 of the Company indebtedness that would otherwise have been evidenced by the Note.

(c)            Expiration of Subscription Offer.  The Company’s offer to sell to the Shareholders their respective Allocations of Shares is referred to as the “Subscription Offer.”  The Subscription Offer shall expire on the Expiration Date and may not be accepted by a Shareholder after that date.  The Expiration Date is 5:00 p.m. California time on April 29, 2015.

(d)            Assignment of Rights.  Prior to the Expiration Date, any Shareholder may assign, in whole or in part, to another Shareholder the assigning Shareholder’s rights to purchase their Allocation of Shares in the Subscription Offer.  A Shareholder who so assigns their rights shall notify the Company in writing of such assignment on or before the Expiration Date.

2.             Subscription For Shares.

(a)            Subscription Procedure. Subscriber may irrevocably subscribe to, and thereby irrevocable agree to purchase, on the terms and conditions of this Agreement, all or a portion of the Subscriber’s Allocation in the Subscription Offer by (a) entering the number of Shares to be purchased and the total Subscription Price for such Shares in the table on the Signature Page of this Agreement, (b) signing and dating this Agreement, and (c) delivering this Agreement, completed and signed as provided in clause (a) and (b), along with payment in full of the Subscription Price for the number of Shares to be purchased, to the Company as provided in this Agreement not later than the Expiration Date.

(b)            Subscription Irrevocable.  This Agreement will become an irrevocable obligation of Subscriber to purchase the number of Shares shown on the Signature Page, at the Subscription Price per Share, when a copy of this Agreement, signed by Subscriber, is countersigned by the Company.

(c)            Payment.  Subscriber shall pay the Subscription Price of the Shares by check for good funds payable to the order of the Company or by wire transfer to such account of the Company as the Company may specify.  If this Agreement is rejected or not accepted for any reason by the Company, all sums paid by the Subscriber will be promptly returned, without interest or deduction.

(d)            Purchase of Shares by BioTime.  If the Shareholders fail to purchase their entire Allocations of Shares in the Subscription Offer, then BioTime may, within sixty (60) days after the Expiration Date, purchase for cash or through the cancellation of Company indebtedness, at the Subscription Price, any or all of the Shares not so purchased by the other Shareholders.

(e)            Offer of Shares to New Investors.  Any of the Primary Subscription Shares not purchased by Shareholders and any Shares not purchased by BioTime, in the Subscription Offer may be offered and sold by the Company to new investors at such prices and on such terms as the Company may determine.

3.             Registration Rights.  If the Subscriber purchases Shares in the Subscription Offer, the Company will enter into an amendment to the September 2009 Registration Rights Agreement pursuant to which the Company will agree to register the Shares purchased by the Subscriber in the Subscription Offer for sale under the Securities Act of 1933, as amended (the “Securities Act”).

4.             Investment Representations.  Subscriber represents and warrants to the Company that:

(a)            Due Diligence. Subscriber has made such investigation of the Company as Subscriber deemed appropriate for determining to acquire (and thereby make an investment in) the Shares.  In making such investigation, Subscriber has had access to such financial and other information concerning the Company as Subscriber requested.  Subscriber acknowledges and understands that the Company is an early stage venture engaged in research and development, without only limited history of operations, and has received only limited capital.  Subscriber acknowledges receipt of the Articles of Incorporation and Bylaws of the Company, and such copies of the minutes of the proceedings of the Board of Directors of the Company as Subscriber may have requested from the Company.  Subscriber has had a reasonable opportunity to ask questions of and receive answers from the executive officers of the Company concerning the Company, and to obtain such additional information concerning the Company as may have been possessed or obtainable by the Company without unreasonable effort or expense. All such questions have been answered to Subscriber’s satisfaction.

(b)            Unregistered Offer and Sale. Subscriber understands that the Shares are being offered and sold without registration under the Securities Act, or qualification under the California Corporate Securities Law of 1968, or under the laws of any other states, in reliance upon the exemptions from such registration and qualification requirements for non-public offerings.  Subscriber acknowledges and understands that the availability of the aforesaid exemptions depends in part upon the accuracy of certain of the representations, declarations and warranties made by Subscriber, and the information provided by Subscriber, in this Agreement,  Subscriber is making such representations, declarations and warranties, and is providing such information, with the intent that the same may be relied upon by the Company and its officers and directors in determining Subscriber’s suitability to acquire the Shares.  Subscriber understands and acknowledges that no federal, state or other agency has reviewed or endorsed the offering of the Shares or made any finding or determination as to the fairness of the offering or completeness of the information provided to Subscriber by the Company.

(c)            Restrictions on Transfer. Subscriber understands that the Shares may not be offered, sold, or transferred in any manner unless subsequently registered under the Securities Act, or unless there is an exemption from such registration available for such offer, sale or transfer.  Subscriber agrees that Subscriber will not sell, offer for sale, or transfer any of the Shares unless those Shares have been registered under the Securities Act, or unless there is an exemption from such registration and an opinion of counsel reasonably acceptable to the Company has been rendered stating that such offer, sale, or transfer will not violate any United States federal or state securities laws.  Subscriber acknowledges that (i) the certificates evidencing the Shares will contain a legend to the effect that transfer is prohibited except pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act, and (ii) The Company will refuse to register the transfer, and will issue instructions to any transfer agent and registrar of the Shares to refuse to register the transfer, of any Shares not made pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

(d)            Knowledge and Experience. Subscriber has such knowledge and experience in financial and business matters to enable Subscriber to utilize the information provided or otherwise made available to Subscriber by the Company to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision.

(e)            Investment Intent.  Subscriber is acquiring the Shares solely for Subscriber’s own account and for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares other than pursuant to an effective registration statement under the Securities Act or unless there is an exemption from such registration available for such offer, sale or transfer, such as SEC Rule 144.

(f)             Forward Looking Statements.  Information provided to Subscriber by the Company include matters that may be considered “forward looking” statements within the meaning of Section 27(a) of the Securities Act and Section 21(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements Subscriber acknowledges and agrees are not guarantees of future performance and involve a number of risks and uncertainties, and with respect to which the Company makes no representations or warranties.  Subscriber understands that the level of disclosure provided by the Company is less than that which would be provided in a securities offering registered under the Securities Act in reliance on the sophistication and investment experience of Subscriber.

(g)            No Assurance of Return on Investment.  It has never been represented, guaranteed or warranted to Subscriber by the Company or BioTime or any officer, director, employee, or agent of the Company or BioTime, that Subscriber will realize any specific value, sale price, or profit as a result of acquiring the Shares.

(h)            Nonpublic Information.  Subscriber understands that (1) this Agreement and other information provided to Subscriber by the Company contains confidential financial information about the Company and BioTime, Inc. that has not yet been publicly disclosed by the Company or BioTime, and therefore may be deemed material non-public information, (2) the Company is providing Subscriber the confidential information solely to satisfy its disclosure obligations under the Securities Act in connection with the offer and sale of the Shares to Subscriber pursuant to this Agreement, and (3) until such time as BioTime files a Form 8-K or other report under the Exchange Act with the Securities and Exchange Commission, Subscriber shall not (A) disclose to any other person any of the information contained in this Agreement or otherwise provided to Subscriber concerning the Company that has not previously been disclosed in a report filed by BioTime under the Exchange Act, or (B) purchase or sell any common shares of BioTime.

(i)              Authority; Enforceability.  The Subscriber has the power and authority to execute and deliver, and to perform all of Subscriber’s obligations under, this Agreement.  This Agreement has been duly executed and delivered by Subscriber.  This Agreement is the valid and binding agreements of the Subscriber, enforceable in accordance with their respective terms, except to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally.

(j)              No Conflict.  The execution and delivery of this Agreement and consummation of the transactions contemplated under this Agreement, including the purchase of the Shares, by the Subscriber do not and will not violate any provisions of (i)any rule, regulation, statute, or law applicable to the Subscriber, (ii)the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which the Subscriber is bound, or (iii) if the Subscriber is not a natural person, the certificate of incorporation, bylaws, or similar charter or governing documents of the Subscriber.

5.             Accredited Investor Qualification.  Subscriber represents that Subscriber qualifies as an “accredited investor” under Regulation D, promulgated under the Securities Act, in the following manner.  (Please check or initial all that apply to verify that you qualify as an “accredited investor.”)

☒ (a)	Subscriber is a natural person whose net worth, or joint net worth with spouse, at the date of purchase exceeds $1,000,000 (not including the value of Subscriber’s principal residence and excluding mortgage debt secured by Subscriber’s principal residence up to the estimated fair market value of the home, except that any mortgage debt incurred by Subscriber within 60 days prior to the date of this Agreement shall not be excluded from the determination of Subscriber’s net worth unless such mortgage debt was incurred to acquire the residence).

☐ (b)	Subscriber is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the past two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year.

☐ (c)	Subscriber is a natural person whose joint gross income with spouse exceeded $300,000 in each of the past two calendar years, and who reasonably expects joint gross income with spouse exceeding $300,000 in the current calendar year.

☐ (d)	Subscriber is a tax-exempt organization described in Section 501(c) (3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000.

☐ (e)	Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares.

6.             Miscellaneous.

(a)            This Agreement shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of California, as such laws are applied to contracts by and among residents of California, and which are to be performed wholly within California.

(b)            The representations and warranties set forth herein shall survive the sale of Shares to Subscriber.

(c)            Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(d)            Any notice, demand or other communication that any party hereto may be required, or may elect, to give shall be sufficiently given if (i) deposited, postage prepaid, in the United States mail addressed to such address as may be specified under this Agreement, (ii) delivered personally at such address, (iii) delivered to such address by air courier delivery service, or (iv) delivered by electronic mail (email) to such electronic mail address as may be specified under this Agreement.  The address for notice to the Company is: OncoCyte Corporation, 1301 Harbor Bay Parkway, Suite 100, Alameda, California 94502; Attention: Robert W. Peabody, Chief Financial Officer; email; rpeabody@biotimemail.com.  The address for notice of Subscriber is shown in Section 7.  Either party may change its address for notice by giving the other party notice of a new address in the manner provided in this Agreement.  Any notice sent by mail shall be deemed given three days after being deposited in the United States mail, postage paid, and addressed as provided in this Agreement.

(e)            This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. Counterparts sent by electronic mail, facsimile, or other electronic means, including signatures thereon, shall be deemed originals.

(f)             Except as otherwise provided herein, the Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(g)            This Agreement contains the entire agreement of the parties, and there are no representations, covenants or other agreements except for those stated or referred to herein.

(h)            This Agreement is not transferable or assignable by the undersigned except as may be provided herein.

7.             Subscriber Information.

(a)	Address:	1671 52nd Street, Brooklyn, NY 11204

(b)	email:

(c)	Telephone:	( )

(d)	Social Security Number:
or Taxpayer Identification Number:

(e)	State of Residence or Principal Place of Business:	New York

SUBSCRIBER SIGNATURE

IN WITNESS WHEREOF, the undersigned has entered into this Agreement and hereby agrees to purchase Shares for the price stated above and upon the terms and conditions set forth herein.  The undersigned hereby agrees to all of the terms of the Registration Rights Agreement and agrees to be bound by the terms and conditions thereof.

Dated:  April __, 2015

Primary Subscription:

Number of Shares		Total Subscription Price in Primary Subscription
1,000,000	x $1.10 =	$ 1,100,000

/s/ George Karfunkel
George Karfunkel

ACCEPTANCE BY COMPANY

The Company hereby agrees to sell to the Subscriber the Shares referenced above in reliance upon all the representations, warranties, terms and conditions contained in this Agreement.

IN WITNESS WHEREOF, the undersigned, on behalf of the Company, has executed this acceptance as of the date set forth below.

Dated: May 8, 2015	ONCOCYTE CORPORATION

	By:	/s/ Joseph Wagner
Joseph Wagner

Title: President